                                  SECURITY AGREEMENT


     THIS SECURITY AGREEMENT, dated as of February ____, 1999 (herein, as the same from time to time may be amended, restated, supplemented, or otherwise modified from time to time, called this "AGREEMENT"), is by and among THE ROACH ORGANIZATION, INC., a Delaware corporation ("ROACH"), TRO LEARNING (CANADA), INC., a Canadian corporation ("TRO CANADA"; Roach and TRO Canada are hereinafter referred to individually as a "DEBTOR" and collectively as "DEBTORS"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership (together with its successors and assigns, "LENDER").


                                     BACKGROUND:

     1. Debtors and Lender are parties to a certain Secured Credit Agreement of even date herewith (herein, as the same from time to time may be amended, restated, supplemented or otherwise modified from time to time, called the "SECURED CREDIT AGREEMENT"), pursuant to which Lender has agreed to make certain Loans and other extensions of credit to Debtors.

     2. It is a condition precedent to the making of the initial Loans under the Secured Credit Agreement that this Agreement be executed and delivered.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. (a) When used herein, the following terms shall have the following meanings:

     ACCOUNT OF ANY PERSON shall mean all "Accounts" (as such term is defined in the Uniform Commercial Code), of such Person including, without limitation, any right of such Debtor to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper of any Person, whether or not it has been earned by performance.

     ACCOUNT DEBTOR shall mean the Person who is obligated on or under any Account, Chattel Paper or, if appropriate, any of the General Intangibles of any Person.

     BENEFITS - see SECTION 16.

     CANADIAN DEPOSITARY ACCOUNT BANK shall mean each bank and other entity serving in the capacity of agent for Lender under any Canadian Depositary Account Agreement (including any successor Canadian Depositary Account Agreement). Initially the Canadian Depositary Account Bank shall mean The Toronto-Dominion Bank.

     CERTIFICATED SECURITY shall have the meaning assigned to such term in the Uniform

Commercial Code.

     CHATTEL PAPER shall have the meaning assigned to such term in the Uniform Commercial Code.

     COLLATERAL shall mean all property or rights in which a Security Interest is granted hereunder.

     COMMITMENT shall have the meaning assigned to such term in the Secured Credit Agreement.

     COMPUTER HARDWARE AND SOFTWARE COLLATERAL of any Person shall mean (i) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware of such Person, whether now owned, licensed or leased or hereafter acquired by such Person; (ii) all software programs (including source code and object code and all related applications and data files) of such Person, whether now owned, licensed or leased or hereafter acquired by such Person, designed for use on the computers and electronic data processing hardware described in CLAUSE (i) above;
(iii) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by such Person; (iv) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) for such hardware, software and firmware described in the preceding CLAUSES (i), (ii) and (iii), whether now owned, licensed or leased or hereafter acquired by such Person; and
(v) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     COPYRIGHT COLLATERAL of any Person shall mean all copyrights and all semiconductor chip product mask works of such Person, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of such Person's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works of such Person referred to in ITEM A of SCHEDULE III attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses of such Person, including each copyright and mask work license referred to in ITEM B of
SCHEDULE III attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     DEFAULT shall mean any Unmatured Event of Default or any Event of Default.

     DEPOSIT ACCOUNTS shall have the meaning assigned to such term in the Uniform Commercial Code.

     DEPOSITARY ACCOUNT AGREEMENTS shall have the meaning assigned to such term in the Secured Credit Agreement.

     DEPOSITARY ACCOUNT BANKS shall mean, collectively, the Canadian Depositary Account Bank and the Domestic Depositary Account Bank.

     DOCUMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     DOMESTIC DEPOSITARY ACCOUNT BANK shall mean each bank and other entity serving in the capacity of agent for Lender under any Domestic Depositary Account Agreement (including any successor Domestic Depositary Account Agreement). Initially the Domestic Depositary Account Bank shall mean Harris Trust and Savings Bank, an Illinois banking corporation.

     EQUIPMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     FIXTURE shall have the meaning assigned to such term in the Uniform Commercial Code.

     GENERAL INTANGIBLES shall have the meaning assigned to such term in the Uniform Commercial Code and shall include, without limitation, goodwill.

     GOODS shall have the meaning assigned to such term in the Uniform Commercial Code.

     INSTRUMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     INTANGIBLE COLLATERAL of any Person shall mean all Collateral of such Person other than Goods.

     INTELLECTUAL PROPERTY COLLATERAL of any Person shall mean, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral, in each case of such Person.

     INVENTORY of any Person shall mean all "Inventory" (as such term is defined in the Uniform Commercial Code), of such Person including, without limitation, all goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work in process, finished goods and materials and supplies, of any kind, nature or description, that are used or consumed by such Person's business, or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property, and all returned or repossessed goods now or at any time or times hereafter in the possession or under the control of any such Person or Lender.

     INVESTMENT PROPERTY shall have the meaning assigned to such term in the Uniform Commercial Code.

     LANDLORD'S CONSENT shall mean a declaration and agreement substantially in the form of EXHIBIT A hereto (and in form and substance satisfactory to Lender) executed and delivered by the appropriate Persons pursuant to SECTION 4(d).

     NOTES shall have the meaning assigned to such term in the Secured Credit Agreement.

     PATENT COLLATERAL of any Person shall mean:

          (a) all letters patent and applications for letters patent of such Person throughout the world, including all patent applications of such Person in preparation for filing anywhere in the world and including each patent and patent application of such Person referred to in ITEM A of
     SCHEDULE II attached hereto;

          (b) all patent licenses of such Person, including each patent license of such Person referred to in ITEM B of SCHEDULE II attached hereto;

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSES (a) and (b); and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right of such Person to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application of such Person referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license of such Person, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

     RESTRICTED ACCOUNTS shall have the meaning assigned to such term in the Secured Credit Agreement.

     SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

     SECURITY INTEREST shall mean any mortgage, lien, pledge, encumbrance, charge or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, financing or similar statement or notice or as a matter of law, judicial process or otherwise. As used herein with respect to the rights granted by any Person to Lender hereunder in such Collateral, "SECURITY INTEREST" means a security interest under the Uniform Commercial Code.

     TRADEMARK COLLATERAL of any Person shall mean:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of such Person (each of the foregoing items in this CLAUSE (a) being called a "TRADEMARK" of such Person), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE I attached hereto;

          (b) all Trademark licenses of such Person, including each Trademark license of such Person referred to in ITEM B of SCHEDULE I attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (a) and (b);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by such Person against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license of such Person referred to in ITEM A and ITEM B of
     SCHEDULE I attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     TRADE SECRETS COLLATERAL of any Person shall mean common law and statutory trade secrets and all other confidential and proprietary information and all know-how obtained by or used in or contemplated at any time for use in the business of such Person (each of the foregoing being called a "TRADE SECRET" of such Person), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses of such

Person, including each Trade Secret license referred to in SCHEDULE IV attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade secret license.

     UNCERTIFICATED SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

     UNIFORM COMMERCIAL CODE shall mean the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement.

     UNMATURED EVENT OF DEFAULT shall mean any event or condition which if it continues uncured will, with the passage of time or giving of notice, or both, become an Event of Default.

     UNMATURED INSOLVENCY DEFAULT shall mean an Unmatured Event of Default arising under section 13.1(e) of the Secured Credit Agreement.

     (b) Unless otherwise defined herein, capitalized terms used herein and defined in the Secured Credit Agreement shall have the same meanings when used herein. Terms not otherwise defined herein or in the Secured Credit Agreement shall have the meanings, if any, ascribed to them under the Uniform Commercial Code.

     SECTION 2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment, performance and observance of all Liabilities, each Debtor hereby mortgages, pledges and grants to Lender a continuing Security Interest and lien under the Uniform Commercial Code and all other applicable laws in and on, as the case may be, all of the following property of such Debtor (the "COLLATERAL") wherever located, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired:

     (i)    Accounts of such Debtor;

     (ii) Goods (including, without limitation, all of such Debtor's Equipment, Fixtures and Inventory);

     (iii)  General Intangibles, including, without limitation,

            (A)   all tax refunds,

            (B)   all Intellectual Property Collateral of such Debtor,

            (C) rights arising out of leases, licenses and contracts which are not Accounts of such Debtor, and

            (D)   all of such Debtor's goodwill;

     (iv) Chattel Paper, Documents, Instruments, Investment Property, Certificated Securities and Uncertificated Securities;

     (v) money and property now or at any time in the possession or under the control of, or in transit to, Lender or any Depositary Account Bank, any Debtor or any bailee, agent or custodian of Lender, any Depositary Account Bank or any Debtor;

     (vi) right, title and interest (if any) in and to such Debtor's Restricted Account and all other accounts of such Debtor maintained by any Depositary Account Bank, and any Deposit Accounts and any other accounts maintained by such Debtor, all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds or such investments;

     (vii) insurance policies, including claims or rights to payment thereunder; and

     (viii) Liens, guaranties and other rights and privileges pertaining to any of the Collateral of such Debtor;

together with: (ix) all books, ledgers, books of account, records, writings, data bases, information and other property of such Debtor relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; and (x) all proceeds, products, rents, issues, profits and returns of and from any of the foregoing.

     SECTION 3. DEBTORS TO REMAIN LIABLE. Each Debtor hereby expressly agrees that, anything herein to the contrary notwithstanding, such Debtor shall remain liable under each contract, agreement, interest or obligation assigned by such Debtor to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by such Debtor thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release any Debtor from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall not have any duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of such Debtor thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

     SECTION 4. REPRESENTATIONS AND WARRANTIES AND AGREEMENTS. Each Debtor represents and warrants to, and covenants and agree with, Lender that:

     (a) No Uniform Commercial Code financing statement (other than any which may have been filed on behalf of Lender or in connection with a Permitted Lien or which has been, or in connection with execution and delivery hereof is being, terminated) covering any of the Collateral of any Debtor is on file in any public office.

     (b) Such Debtor has and will have a valid leasehold interest in all leased Collateral of such Debtor which is material to the operation of such or any other Debtor's business, and, except as otherwise noted in Schedule 10.29 of the Secured Credit Agreement, good and marketable title to all its other material Collateral, real and personal, of any nature whatsoever (which, with respect to licenses, means that such Debtor is the lawful owner of its rights under licenses, except as provided in Section 10.14 of the Secured Credit Agreement), free of all Security Interests whatsoever, other than the Security Interest created hereby and the Permitted Liens, with full power and authority to execute this Agreement, to perform such Debtor's obligations hereunder, and to subject the Collateral of such Debtor to the assignment and Security Interest created hereby.

     (c) All of such Debtor's books and records are now located at the premises shown on SCHEDULE V hereto as the location of such Debtor's chief executive office, and all of such Debtor's Equipment, Inventory and other Goods are located at the location of such Debtor's chief executive office or at one or more of the other premises shown on SCHEDULE V hereto or at one or more of the premises shown on SCHEDULE VI hereto;

     (d) Such Debtor shall provide Lender with a Landlord's Consent executed by the landlord under all leases covering the premises shown on SCHEDULE V hereto.

     (e) All information with respect to the Collateral of such Debtor and the Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by or on behalf of any Debtor to Lender, and all other information heretofore or hereafter furnished by or on behalf of any Debtor to Lender, is and will be true, correct and complete in all material respects as of the date furnished and does not and will not omit any material fact necessary to make the statements not misleading.

     (f) Such Debtor will at all times maintain its chief executive office as identified in SCHEDULE V hereto in the contiguous continental United States and such Debtor shall take such action from time to time as is required so that a creditor of such Debtor would reasonably expect the chief executive office, as identified on SCHEDULE V or as relocated by such Debtor with notice to Lender as provided in the Secured Credit Agreement, to be its chief executive office for purposes of Article 9 of the Uniform Commercial Code.

     (g) With respect to any Intellectual Property Collateral of such Debtor the loss, impairment or infringement of which simply or in the aggregate could reasonably be expected to have a Material Adverse Effect:

          (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part,

          (ii) such Intellectual Property Collateral is valid and enforceable,

          (iii) such Debtor has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interest in such Patent Collateral and Trademark Collateral of such Debtor in the United States Patent and Trademark Office and in corresponding offices in Canada and its claims to such Copyright Collateral of such Debtor in the United States Copyright Office and in corresponding offices in Canada,

          (iv) such Debtor is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral except for Permitted Liens, and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and

          (v) such Debtor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect in the United States and Canada, as applicable.

Such Debtor owns directly, or is entitled to use by license or otherwise, all Intellectual Property Collateral of any Person used in, necessary for or material to the conduct of such Debtor's businesses. No litigation is pending or, to the best knowledge of any Debtor, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of such or any other Debtor.

     (h) None of the Collateral of such Debtor (other than Intangible Collateral) has, within the four (4) months preceding the date of this Agreement, been located at any place other than such Debtor's own premises at the addresses shown with respect to such Debtor on the signature page hereto or at one or more of the premises of such Debtor listed on SCHEDULES V and VI hereto.

     (i) SCHEDULE VIII to the Secured Credit Agreement lists all trade names by which such Debtor is now known or was previously known.

     SECTION 5.  PROCESSING, SALE, COLLECTIONS, ETC.

     (a) Until notice to Debtors from Lender to the contrary, given at any time after the occurrence and during continuance of any Event of Default or Unmatured Insolvency Default, each Debtor (i) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose (but no such sale or use shall limit or impair Lender's Security Interest in any proceeds thereof, including, without limitation, any Account of such Debtor), (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of its Intangible Collateral, including the taking of such action with respect to such collection as Lender may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (iii) may grant, subject to the next sentence hereof, to any Person obligated on any of Intangible Collateral, any rebate, refund or allowance to which such Person may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Intangible Collateral. Lender, however, may at any time after an Event of Default or an Unmatured Event of Default, (1) notify any Person obligated on any of the Intangible Collateral of any Debtor to make payment to Lender of any amounts due or to become due thereunder; (2) enforce collection of any of any such Debtor's Intangible Collateral by suit or otherwise; (3) surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby; and (4) notify any Debtor (and upon receipt of such notice such Debtor agrees to notify, at its sole expense, any parties obligated on any of its Collateral) to make pament to Lender of any amount due or to become due under the Collateral of such Debtor.

     (b) Subject to the terms of the Secured Credit Agreement, each Debtor will, forthwith upon receipt, transmit and deliver to Lender or any Depositary Account Bank, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by Lender or any Depositary Account Bank) which may be received by such Debtor at any time in full or partial payment, or other proceeds of any Collateral of such Debtor. Except as Lender may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled by such Debtor with any of its other funds or property, but, until delivery to Lender or any Depositary Account Bank, will be held separate and apart from such other funds and property and in trust for Lender or any Depositary Account Bank.

     (c) Lender and any Depositary Account Bank each is authorized to endorse, in the name of any Debtor, any item, howsoever received by Lender or any Depositary Account Bank representing any payment on or other proceeds of any of such Debtor's Collateral.

     SECTION 6.  AGREEMENTS OF DEBTORS.  Each Debtor shall:

     (a) Keep all its Inventory and other Goods, unless Lender shall otherwise consent in writing, at one or more of its own premises (as shown on SCHEDULE V hereto) or at one or more of its premises listed on SCHEDULE VI hereto; PROVIDED, HOWEVER, that (i) so long as no Event of Default or Unmatured Insolvency Default shall have occurred and be continuing, and subject to SECTION 6(j), such Debtor may designate additional or replacement premises (such premises shall be located in the contiguous continental United States) for inclusion on SCHEDULE V hereto upon delivery to Agent of (A) 30 days' prior written notice and (B) all documents, and completion of all action, required by Lender to maintain the Security Interest in favor of Lender in such Debtor's Collateral, free and clear of any other Security Interest whatsoever except for Permitted Liens and (ii) in the case of any public warehouse facility or distribution center listed on SCHEDULE VI hereto from time to time (A) such Debtor's Inventory and other Goods shall be kept separate from Goods of those Persons (other than such Debtor) using such premises and shall be clearly and conspicuously designated as being such Debtor's sole property (for example, by posting signs or by affixing such Debtor's name on its Inventory and other Goods) and (B) such Debtor shall cause the owner of such premises to (1) sign and deliver to Lender a Bailee Waiver in the form of EXHIBIT B hereto and (2) place the following language prominently on the face of any bill of lading, warehouse receipt or other document of title issued relating to Inventory or Goods of such Debtor: "THE PROPERTY DESCRIBED HEREIN IS SUBJECT TO THE SECURITY INTEREST OF FIRST SOURCE FINANCIAL LLP."

     (b) Immediately notify Lender of (i) the occurrence of any event causing loss in value of any of such Debtor's Goods in excess, in the aggregate during any of Debtors' fiscal years, of $100,000 combined for all Debtors, and (ii) the amount of such loss.

     (c) Furnish Lender such information concerning such Debtor, such Debtor's Collateral and the Account Debtors as Lender may from time to time reasonably request.

     (d) Defend such Debtor's title to its Collateral against all Persons and against all claims and demands whatsoever.

     (e) Do all acts reasonably necessary to maintain, preserve and protect all its Collateral, keep all its Collateral in good condition and repair (ordinary wear and tear excepted), and prevent any waste or unusual or unreasonable depreciation thereof.

     (f) Permit Lender and designees of Lender, from time to time, to inspect its Collateral, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor and will, upon request of Lender, deliver to Lender all of such records and papers which pertain to its Collateral and Account Debtors.

     (g) Upon request of Lender, stamp on its records concerning its Collateral (excluding its Inventory) (and/or enter into its computer records concerning its Collateral including but not limited to its Inventory) a notation, in form satisfactory to Lender, of the Security Interest created hereby.

     (h) Except for the sale or lease of its Inventory in the ordinary course of its business and except as otherwise permitted by the Secured Credit Agreement, not sell, lease, assign, license, sublicense, abandon or otherwise transfer, or create or permit to exist, any Security Interest (other than Permitted Liens) on any of its Collateral to or in favor of any Person other than Lender.

     (i) At all times keep all of its Inventory and Equipment insured against loss, damage, theft and other risks in the manner required by Section 11.4 of the Secured Credit Agreement (whether or not the Secured Credit Agreement shall be in effect) and, if Lender so requests, deposit with Lender certified copies of the relevant policies and certificates of insurance.

     (j)  Furnish or cause to be furnished to Lender, in accordance with Section
9.7 of the Secured Credit Agreement, notice in writing as soon as possible and in any event no later than 30 days prior to the occurrence from time to time of
(i) any change in the location of such Debtor's chief executive office and (ii) any change in the name of such Debtor or the name under or by which it conducts its business, and take all action required by Lender to maintain and preserve the Security Interest in favor of Lender in such Debtor's Collateral, free and clear of any other Security Interest whatsoever except for Permitted Liens.

     (k) Reimburse Lender for all expenses, including reasonable attorneys' fees and legal expenses and expenses of any repairs to realty or other property (unless and to the extent that the damage giving rise to such repairs is caused by the willful misconduct or gross negligence of the Lender) to which any of its Collateral may be affixed or be a part, incurred by Lender in seeking to collect or enforce any rights under or with respect to its Collateral, in seeking to collect the Notes and all other Liabilities, and in enforcing its rights hereunder, together with interest thereon from the date incurred until reimbursed by such Debtor at the Default Rate.

     (l) Not sell, assign or license to any third party any of its right, title or interest in any of its Intellectual Property Collateral and General Intangibles other than in such Debtor's ordinary course of business.

     (m) Not, unless such Debtor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Lender) that any of its Patent Collateral is of negligible economic value to such Debtor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of such Debtor's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

     (n) Not, and shall not permit any of its licensees to, unless such Debtor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Lender) that any of its Trademark Collateral is of negligible economic value to such

Debtor or (ii) have a valid business purpose to do otherwise,

          (A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use,

          (B) fail to maintain as in the past the quality of products and services offered under all of its respective Trademark Collateral,

          (C) fail to employ all of its Trademark Collateral registered with any Federal or State or foreign authority with an appropriate notice of such registration,

          (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law,

          (E) use any of its Trademark Collateral registered with any Federal or State or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law, or

          (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

     (o) Not, unless such Debtor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Lender) that any of its Copyright Collateral or any of its Trade Secrets Collateral is of negligible economic value to such Debtor or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of its Copyright Collateral or any of its Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

     (p) Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Debtor's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

     (q) Not, nor shall any of such Debtor's agents, employees, designees or licensees, file an application for the registration of any of its Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless such Debtor promptly informs Lender, and, upon request of Lender, executes and delivers any and all agreements, instruments, documents and papers as Lender may request to evidence Lender's Security Interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Debtor relating thereto or represented thereby.

     (r) Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in Canada or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral as each Debtor deems appropriate in its reasonable business judgment, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSE
(m),  (n) or (o)).

     (s) Contemporaneously herewith, execute and deliver to Lender an Agreement (Patent), upon Lenders request, an Agreement (Trademark) and an Agreement (Copyright) in the forms of EXHIBITS C, D and E hereto, respectively, and shall execute and deliver to Lender any other document required to acknowledge or register or perfect Lender's interest in any part of its Intellectual Property Collateral.

     (t) At its sole expense, (i) without any request by Lender, immediately deliver or cause to be delivered to Lender, in due form for transfer (i.e., endorsed in blank or accompanied by duly executed undated blank stock or bond powers), all Securities, Chattel Paper, Instruments, Investment Property and Documents, if any, of such Debtor at any time representing all or any of its Collateral, (ii) upon request of Lender cause Lender's Security Interest hereunder and under the other Collateral Documents to be at all times duly noted on any certificate of title issuable with respect to any of its Collateral and forthwith deliver or cause to be delivered to Lender each such certificate of title to the extent not covered by a Permitted Lien, and (iii) execute and deliver, or cause to be executed and delivered, to Lender, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Lender) such assignments (including, without limitation, assignments of life insurance, if such Debtor elects or is otherwise required to obtain such insurance), security agreements, mortgages, deeds of trust, pledge agreements, consents, waivers, financing statements, stock or bond powers and other documents, and do such other acts and things, all as may from time to time be necessary or desirable, to the satisfaction of Lender, to establish and maintain in favor of Lender, a valid perfected lien on and Security Interest in all assets of such Debtor now or hereafter existing or acquired (free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens) to secure prompt and complete payment, performance and observance of the Liabilities.

     (u) At the request of Lender after the occurrence and during the continuance of an Event of Default, transfer all or any part of its Collateral (including, with respect to any of its

Trademarks, the goodwill associated therewith) into the name of Lender or its nominee, with or without disclosing that such Collateral is subject to the Security Interest hereunder.

     (v) At all times comply with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, non-compliances with which simply or in the aggregate could reasonably be expected to, materially and adversely affect the value of such Debtor's Collateral or the worth of such Debtor's Collateral as collateral security, taken as a whole.

     SECTION 7.  RENEWALS, AMENDMENTS AND OTHER SECURITY; PARTIAL RELEASES.

     (a) Lender may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to any Debtor, take any or all of the following actions (provided that actions taken under clause (v) may be taken only after the occurrence and during the continuance of an Event of Default): (i) retain or obtain a Security Interest in any property to secure payment and performance of any of the Liabilities, (ii) retain or obtain the primary or secondary liability of any Person, in addition to any Debtor, with respect to any of the Liabilities, (iii) create, extend or renew for any period (whether or not longer than the original period) or alter or exchange any of the Liabilities or release or compromise any obligation of any nature of any Person with respect thereto, (iv) release or fail to perfect its Security Interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities, or create, extend or renew for any period (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such property, and (v) resort to the Collateral of any Debtor or all Debtors for payment of any of the Liabilities whether or not Lender (1) shall have resorted to any other property securing payment and performance of the Liabilities or (2) shall have proceeded against any other Person primarily or secondarily liable on any of the Liabilities (all of the actions referred to in preceding CLAUSES (1) and (2) hereby being expressly waived by each Debtor).

     (b) No release from the Security Interest created by this Agreement of any part of the Collateral of any Debtor by Lender shall in any way alter, vary or diminish the force or effect of or Security Interest created by this Agreement against the balance or remainder of such or any other Debtor's Collateral.

     SECTION 8. GRANT OF LICENSE TO USE INTANGIBLES. In addition to SECTION 6(u) hereof and solely for the purpose of enabling Lender to exercise rights and remedies hereunder, each Debtor hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, assign, license or sublicense any General Intangibles, now owned or hereafter acquired by such Debtor, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     SECTION 9. INFORMATION. Lender and any of the officers, employees, agents or auditors of Lender shall have the right at reasonable intervals after the date hereof to make reasonable inquiries by mail, telephone, telegraph or otherwise to any Person with respect to validity and amount or any other matter (including, without limitation, the assertion by Account Debtors of claims, offsets and counterclaims) concerning any of any such Debtor's Collateral.

     SECTION 10.  EVENT OF DEFAULT.

     (a) (i) Whenever an Event of Default or Unmatured Insolvency Default shall exist or be occurring, Lender may exercise from time to time any rights and remedies available to Lender hereunder, under the Secured Credit Agreement and under the Uniform Commercial Code or otherwise available to Lender under applicable law. Each Debtor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings, or process of law in connection with the exercise by Lender of any of its rights and remedies after an Event of Default or Unmatured Insolvency Default occurs.

     (ii) Each Debtor agrees, upon the occurrence of an Event of Default or Unmatured Insolvency Default and upon the request of Lender, to assemble, at such Debtor's expense, all of its Collateral at any location requested by Lender.

     (iii) To the fullest extent permitted by applicable law, each Debtor hereby waives the right to object to the manner or sufficiency of advertising, refurbishing of its Collateral, or solicitation of bids in connection with any sales or other disposition of its Collateral. Any sale by Lender may be made at any broker's board or public or private sale, with or without notice or advertisement, for cash or credit, and for present or future delivery. At any such public or private sale or other disposition of any Debtor's Collateral, Lender may, to the fullest extent permissible under applicable law, purchase the whole or any part of such Collateral sold, or may sell or dispose of such Collateral to any other Person, free from any and all claims of any Debtor or of any other Person claiming by, through, or under any Debtor. Each Debtor hereby expressly waives and releases, to the fullest extent permitted by applicable law, any right of redemption on the part of such Debtor. If any notification of intended disposition of any Debtor's Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five (5) days before such disposition, postage prepaid, addressed to such Debtor at the address of such Debtor set forth in the Secured Credit Agreement. Any proceeds of any Debtor's Collateral, or of the disposition by Lender of any Debtor's Collateral (including, without limitation, Benefits to the extent provided in SECTION 16 hereof), may be applied by Lender to the payment of expenses in connection with such Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect.

     (b) Without limiting any other provision of this Agreement, whenever an Event of

Default or Unmatured Insolvency Default shall be existing, Lender, with or without process of law, may enter upon any premises where any Debtor's Collateral or any part thereof may be, and take possession of all or any part thereof; and Lender may, without Lender being responsible except as provided under applicable law for loss or damage, hold, store, keep idle, lease, operate or otherwise use or permit the use of such Collateral or any part thereof for such time and upon such terms as Lender may deem to be reasonable, and may demand, collect and retain all earnings and all other sums due and to become due in respect of such Collateral from any Person whomsoever, accounting only for net earnings, if any, arising from use or from the sale thereof after charging against all receipts from use or from the sale thereof all reasonable costs and expenses of, and damages or losses by reason of, such use or sale.

     (c) Each Debtor hereby agrees to pay any and all costs and expenses incurred by Lender in retaking, holding, preparing for sale, selling and the like with regard to the Collateral of such and any other Debtor, including, without limitation, attorneys' fees incurred by Lender in connection therewith.

     (d) Each Debtor agrees that in any sale of any of its Collateral, Lender is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise Lender is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental or regulatory authority or official, and each Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable or accountable to any Debtor for any discount allowed by reason of the fact that such Collateral was sold in compliance with any such limitation or restriction.

     (e) The proceeds of any sale of any Debtor's Collateral sold pursuant to the terms of this SECTION 10 and any cash held as Collateral of any Debtor hereunder shall be applied by Lender as follows:

            FIRST: to payment of all of the reasonable costs and expenses of Lender, including (i) the expenses of such sale, (ii) the out-of-pocket costs and expenses of Lender and the fees and out-of-pocket expenses of counsel employed by Lender, (iii) the payment of all advances made by Lender for the account of such Debtor and (iv) the payment of all costs and expenses incurred by Lender in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to Lender;

            SECOND: to the payment in full of the Liabilities in such order as Lender may determine from time to time in its sole discretion; and

            THIRD: the balance, if any, of such proceeds shall be paid to such Debtor, its successors and assigns, or as a court of competent jurisdiction may direct.

     (f) If sufficient sums are not realized upon any disposition of Debtor's Collateral to pay all Liabilities and any expenses of such disposition, including, without limitation, attorneys' fees, Debtors hereby jointly and severally promise to pay immediately any resulting deficiency.

     (g) No right or remedy herein conferred is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to every other right or remedy herein conferred, or conferred upon Lender by any other agreement or instrument or security, or now or hereafter existing at law or in equity or by statute.

     SECTION 11. AUTHORITY OF LENDER. (a) Lender shall have, and be entitled to exercise, all such powers hereunder as are specifically delegated to Lender by the terms hereof, together with such powers as are incidental thereto.
Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither Lender, nor any director, officer or employee of Lender, shall be liable for any action taken or omitted to be taken by Lender hereunder or in connection herewith. Each Debtor agrees to reimburse Lender, on demand, for all costs and expenses incurred by Lender in connection with the administration and enforcement of this Agreement (including costs and expenses incurred by any agent employed by Lender) and agrees to indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless Lender (and any such agent) from and against any and all liability incurred by Lender (or such agent) hereunder or in connection herewith except to the extent of any gross negligence or wilful misconduct on the part of Lender.

     (b) Lender may from time to time, without notice to any Debtor, at its option, perform any obligation to be performed by any Debtor hereunder, under the Secured Credit Agreement or the Related Documents which shall not have been performed and take any other action which, in its sole discretion, Lender deems necessary or desirable for the maintenance or preservation of any Collateral of any Debtor or all Debtors' or Lender's Security Interest in any of such Collateral. All moneys advanced by Lender in connection with the foregoing shall, whether or not there are then outstanding any Loans made under the Secured Credit Agreement, bear interest at the Default Rate (or such lower maximum rate as shall be legal under applicable law), and shall be jointly and severally repayable together with such interest by such Debtor to Lender, upon the demand of Lender, and shall be secured hereby prior to any other indebtedness or obligation secured hereby, but the making of any such advance by Lender shall not relieve such Debtor of any default hereunder or thereunder.

     SECTION 12. TERMINATION. Subject to SECTION 15(n) hereof, this Agreement shall terminate when the Commitments shall be terminated and all the Liabilities have been indefeasibly fully paid and performed, at which time Lender shall reassign and redeliver (or cause to be reassigned and redelivered) to each Debtor, or to such Person or Persons as each Debtor shall designate, against receipt, such of its Collateral (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof and still shall be held by it hereunder, together with appropriate instruments of termination, reassignment and release.

     SECTION 13. PROTECTION OF INTELLECTUAL PROPERTY COLLATERAL. (a) Each Debtor shall have the duty to protect, preserve and maintain all rights in each of the items of its Intellectual Property Collateral, including, without limitation, the duty to prosecute and/or defend against any and all suits concerning validity, infringement, enforceability, ownership or dilution or other aspects of such Intellectual Property Collateral, as well as the duty to register all of its material Copyrights with the United States Copyright Office as Debtor deems appropriate in its reasonable business judgment and to make publications of all copyrighted materials with an appropriate copyright notice. Any expenses incurred in protecting, preserving and maintaining the Intellectual Property Collateral of any Debtor shall be borne by such Debtor. To the maximum extent permitted by law, after the occurrence of and during the continuance of an Event of Default, Lender shall have the right, without taking title to any Debtor's Intellectual Property Collateral, to bring suit, in Lender's name or in such Debtor's name or in both such names, as determined by Lender, to enforce any or all of such Intellectual Property Collateral or Lender's Security Interest therein, in which event such Debtor shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement. All costs, expenses and other moneys advanced by Lender in connection with the foregoing shall be treated as an advance under SECTION 11(b) hereof, but the making of any such advance by Lender shall not relieve any such Debtor of any default hereunder. All monetary recoveries from any such suits instituted by Lender shall be retained by and owned solely by Lender. In addition, Debtors shall indemnify on a joint and several basis, (which indemnification shall survive any termination of this Agreement) and hold harmless Lender from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including attorneys' fees and legal expenses) of any kind whatsoever which may be imposed on, incurred by or asserted against Lender in connection with or in any way arising out of such suits, proceedings or other actions. Notwithstanding the foregoing, Lender shall have no obligations or liabilities regarding any Debtor's Intellectual Property Collateral by reason of, or arising out of, this Agreement.

     (b) If any Event of Default or Unmatured Insolvency Event shall have occurred and be continuing, upon the written demand of Lender, each Debtor shall execute and deliver to Lender an assignment or assignments of its Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement along with, in the case of any of its Trademarks, goodwill and assets relating to the products sold under such Trademark. Each Debtor agrees that such an assignment shall be applied to reduce the Liabilities then due only to the extent that Lender receives cash proceeds in respect of the sale of, or other realization upon, such Debtor's Intellectual Property Collateral or licenses; such cash proceeds to be applied to the payment of expenses incurred in connection with such Intellectual

Property Collateral or licenses, including attorneys' fees and legal expenses, and any balance of such proceeds shall be applied by Lender as provided in
SECTION 10(a)(iii). Without limiting any other rights and remedies of Lender, each Debtor shall within five (5) Business Days of written notice from the Lender make available to Lender such personnel in such Debtor's employ on the date of the Event of Default or Unmatured Insolvency Event as the Lender may reasonably designate, by name, title or job responsibility, to permit Lender to continue, directly or indirectly, to advertise and operate the business of such Debtor under any of such Debtor's General Intangibles.

     SECTION 14. SUBMISSION TO JURISDICTION. LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM OR RELATED TO ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND ALSO HAS IRREVOCABLY DESIGNATED THE PERSON WHOSE NAME AND ADDRESS ARE SET FORTH IN THE SECURED CREDIT AGREEMENT TO RECEIVE FOR AND ON BEHALF OF EACH DEBTOR SERVICE OF PROCESS IN ILLINOIS. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO SUCH DEBTOR AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (II) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. EACH DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 15.  MISCELLANEOUS PROVISIONS.

     (a) Lender and any Depositary Account Bank shall be deemed to have exercised reasonable care in the custody and preservation of each Debtor's Collateral if they take such action for that purpose as any such Debtor requests in writing, but failure of Lender or any Depositary Account Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender or any Depositary Account Bank to preserve or protect any rights with respect to any of such Collateral against prior or other parties, or to do any act with respect to the preservation of any of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     (b) Each Debtor hereby appoints Lender, with full power of substitution, as such Debtor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, each Debtor agrees that Lender shall have the right and authority: (i) while any Event of Default or Unmatured Insolvency Default shall exist, to assign, sell, license, sublicense or otherwise dispose of all right, title and interest of such Debtor in and to its Intellectual Property Collateral and any other of its General Intangibles including, without limitation, assignments, recordings, registrations and applications therefor in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and, (ii) subject to
SECTION 16 hereof, to make claim for, and receive and give acquittance for payment on account of, loss under any insurance policy covering its Collateral, or any part thereof, and to receive, endorse and collect all checks, drafts and other orders for the payment of money representing the proceeds of such insurance.

     (c) All notices or other communications hereunder shall be given (and shall be deemed to have been received, in each case) in the manner specified under Section 14.3 of the Secured Credit Agreement, whether or not then in effect.

     (d) No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     (e) No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (F)    THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN DELIVERED

AT CHICAGO, ILLINOIS, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW. WHENEVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT. ALL OBLIGATIONS OF EACH DEBTOR, ANY OF SUCH DEBTOR'S SUBSIDIARIES OR ANY RELATED PERSON AND RIGHTS OF LENDER AND ANY OTHER HOLDER OF A NOTE OR LIABILITY EXPRESSED IN THIS AGREEMENT SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED UNDER APPLICABLE LAW OR IN ANY OTHER WRITTEN INSTRUMENT OR AGREEMENT RELATING TO ANY OF THE LIABILITIES.

     (g) The rights and privileges of Lender hereunder shall inure to the benefit of its successors and assigns. This Agreement shall be binding upon each Debtor and its successors and assigns.

     (h) At the option of Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering each Debtor's Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     (i) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

     (j) This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. Each Debtor hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

     (K) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATED TO THIS AGREEMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     (l) Each Debtor hereby expressly waives to the fullest extent permitted by law: (i) notice of the acceptance by Lender of this Agreement, (ii) notice of the existence or creation or non-payment of all or any of the Liabilities,
(iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever except as required hereunder and under the Secured Credit Agreement, and (iv) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     (m) Subject to the provisions of the Secured Credit Agreement, Lender may, from time to time, without notice to any Debtor, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any portion of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were an original Lender; PROVIDED, HOWEVER, that each Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, as to those of the Liabilities which Lender has not assigned or transferred.

     (n) Each Debtor agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor or any of its Affiliates), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, except that no interest shall be charged from the date of application of such payment to the date of rescission or return of such payment, and the Security Interest granted hereunder shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

     (o) Lender is the current holder of all Liabilities, but, subject to the Secured Credit Agreement, may in the future transfer, assign or sell certain Liabilities.

     (p) Each Debtor hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

     (q) If any item of Collateral hereunder also constitutes collateral granted to Lender under any other mortgage, agreement or instrument, in the event of any conflict between the provisions under this Agreement and those under such other mortgage, agreement or instrument relating to such Collateral, the provision or provisions selected by the Lender shall control with respect to such Collateral.

     (r) In case of conflict between any provision of this Agreement and any provision of the Secured Credit Agreement, the provisions of the Secured Credit Agreement shall control.

     SECTION 16. APPLICATION OF INSURANCE PROCEEDS. Any loss benefits under any of the insurance policies maintained by any Debtor pursuant to SECTION 6(i) hereof shall be applied in accordance with SECTION 7.6 of the Secured Credit Agreement.

     SECTION 17. LENDER MAY PURCHASE INSURANCE. Unless Debtors provide Lender with evidence reasonably satisfactory to Lender of the insurance coverage required by SECTION 6(i) of this Agreement, Lender may purchase insurance at Debtors' expense to protect Lender's interest in the Collateral. This insurance may, but need not, protect any Debtor's interest in the Collateral. The coverage purchased by Lender may not pay any claim made by any Debtor or any claim made against any Debtor in connection with the Collateral. Debtors may later cancel any insurance purchased by Lender, but only after providing Lender with evidence reasonably satisfactory to Lender that Debtors have obtained insurance as required by SECTION 6(i) of this Agreement. If Lender purchases insurance for the Collateral, Debtors will be responsible on a joint and several basis for the costs of that insurance, including interest at the Default Rate (or such lower maximum rate as shall be legal under applicable law) and any other charges imposed by Lender in connection with the placement of insurance, until the effective date of the cancellation or expiration of such insurance. The costs of the insurance may, at Lender's discretion, be added to the Liabilities, and in any event shall be secured by the Collateral Documents. It is understood and agreed that the costs of insurance obtained by Lender may be more than the costs of insurance any Debtor may be able to obtain on its own.

                  [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


ADDRESS:                                THE ROACH ORGANIZATION, INC.,
c/o TRO Learning, Inc.                  a Delaware corporation
4660 West 77th Street
Edina, Minnesota 55311                  By:
                                             -----------------------------------
Attention:  John Murray and                  Steven R. Schuster
            Steven Schuster                  Vice President

Telecopy:
            -------------------------
Telephone:
            -------------------------
                                        TRO LEARNING (CANADA), INC., a Canadian
                                        corporation

                                        By:
                                             -----------------------------------
                                             Steven R. Schuster
                                             Vice President

ADDRESS:                                FIRST SOURCE FINANCIAL LLP, an
c/o First Source Financial, Inc.        Illinois registered limited liability
2850 West Golf Road                     partnership
5th Floor
Delaware                                By:  First Source Financial, Inc., a
Rolling Meadows, Illinois 60008              corporation, its Agent/Manager
Telephone:  (847) 734-2000
Telecopy:   (847) 734-7910

                                        By:
                                             -----------------------------------
                                             John P. Thacker
                                             Senior Vice President